Q 3 2 0 2 5 E a r n i n g s C o n f e r e n c e C a l l 1 0 . 3 0 . 2 0 2 5

This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, profitability, margin growth, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's production levels, future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, growth strategy, retail and wholesale demand and shipments, run rates, integration of acquisitions, planned divestitures and facility consolidations, R&D investments, commodity prices, addressable markets, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, future pandemics, geopolitical tensions, armed conflicts, or natural disasters on the global economy and on the Company's customers, suppliers, team members, business and cash flows, pricing pressures due to domestic and foreign competition, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on Form 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as adjusted net income, adjusted net income per diluted share, adjusted EBITDA, adjusted EBITDA as a percentage of net sales, net debt to EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2 Forward-Looking Statements

Delivered 13% Revenue Growth with Sustained Margin Expansion Executing Cost Management and Continuous Improvement Initiatives • Third quarter operating profit margin of 7.3%, up 140 bps year-over year • Strategic material sourcing and sales growth in the North American RV market drove margin expansion • Tariff mitigation strategy continued to support profitability in Q3 • Making meaningful headway to deliver an 85bp operating profit margin improvement in 2025 as compared to 2024 through optimizing infrastructure Quarterly Financial Performance • Net sales of $1.0 billion, up 13% year-over-year • Net income of $62 million ($2.55 per diluted share), or 6.0% of net sales, up 75% year-over-year • Adjusted net income1 of $48 million ($1.97 adjusted net income per diluted share1) • Adjusted EBITDA1 of $106 million, or 10.2% of net sales, up 24% year-over-year • Cash flows from operations of $359 million for the LTM ended September 30, 2025 Gaining Share through Innovation • Delivered towable content growth of 6% year-over-year, including organic content growth both sequentially over 2Q25 and year-over-year2 • Continued momentum with estimated $225M run rate from top five new innovative product with 2026 RV model year, including ABS, A/C innovation, coil spring suspension, new window designs, and new patented SunDeck 3 1 Additional information regarding adjusted net income, adjusted net income per diluted share, Adjusted EBITDA, and Adjusted EBITDA as a percentage of net sales, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, are provided in the Appendix 2 For twelve months ended September 30, 2025 Capital Allocation • Strong liquidity position with $200 million of cash and cash equivalents and $595 million of availability on revolving credit facility at September 30, 2025 • Paid quarterly dividend of $1.15 per share aggregating $28 million in the third quarter • $63 million in share repurchases in the third quarter • $215 million of total capital returned to shareholders through dividends and strategic share buybacks year-to- date through the third quarter • Disciplined CapEx with $45-$55 million projected for full year 2025, better than prior range of $50-$70 million Third Quarter 2025 Highlights

4 RV OEM Performance and Trends • 65,700 North American wholesale towable units shipped in Q3 2025, down 4% YoY • 88,900 estimated North American retail towable units sold in Q3 2025, up 1% YoY • Gained share in our top 5 RV product categories: appliances, awnings, chassis, furniture, and windows for the quarter ended September 30, 2025 • Q3 2025 RV OEM sales up 11% YoY, driven by sales price increases related to tariffs, increased mix in higher-content fifth wheels, market share gains, and an increase in North American motorhome RV unit shipments, partially offset by softness in the European RV OEM market Net Sales (in thousands) $422,012 $470,107 Q3 2024 Q3 2025 NA RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 0 50,000 100,000 150,000 200,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000

Touring Coil Suspension Furrion® 18K Chill Cube Air Conditioner * "Other" includes impact of RV unit shipments versus industry production, index sales price adjustments, and the impact of acquisitions and divestitures New Window Designs and Integrated Shades Innovation Driving RV Organic Content Growth Sequential Towable Content Growth (LTM) YoY Towable Content Growth (LTM) Key 2025 Model Year Product Wins 5

Adjacent Industries OEM

Performance and Trends

- Q3 2025 Adjacent Industries sales up 22% YoY
- Increase primarily due to acquired sales from recent acquisitions in the resilient bus market and higher sales to North American utility trailer and marine OEMs
  - Trans Air (acquired in March) - bus climate control systems
  - Freedman Seating (acquired in April) - bus seating solutions
- Expanding presence in transportation and building products markets:
  - Increasing market share in axles to top trailer brands, which produce 500K+ utility and cargo trailers annually
  - Adding windows in off-road vehicles, school buses, and manufactured housing


SCHOOL BUS

Net Sales (in thousands)


$262,449
$319,916
Q3 2024
Q3 2025

Q3 2024 Adjacent Industries OEM Net Sales by Market (in millions)


$4
$59
$61
$48
$47
$43
Utility Trailers
Marine
Building Products
Transportation
International
Other

Q3 2025 Adjacent Industries OEM Net Sales by Market (in millions)


$5
$72
$66
$47
$85
$45
Utility Trailers
Marine
Building Products
Transportation
International
Other

6

7 Aftermarket Performance and Trends • Q3 2025 sales up 7% from the prior year period primarily driven by product innovations and the expanding Camping World relationship within the RV aftermarket, partially offset by lower volumes within the automotive aftermarket • 90 bps YoY margin contraction primarily driven by higher material costs, lower production volumes in the automotive aftermarket, and investments in capacity and distribution processes to support growth of the aftermarket segment, partially offset by increases in selling prices for targeted products, primarily related to increasing material costs, and reduced costs from material sourcing strategies • Driving portfolio expansion in diversified markets with towing and truck accessories, boating accessories, appliances, and electronics • Meeting heightened repair and replacement demand as RV ownership has reached record levels in recent years Net Sales (in thousands) $231,036 $246,454 Q3 2024 Q3 2025

8 Innovation Driving Growth Continued focus on innovation driving an ongoing increase of new product introductions Marine Ladder Bi Fold SunDeck Anti-Lock Braking Systems 4000 Series Windows Chill Cube Air Conditioner Touring Coil Suspension Residential Windows

Growth Strategy

Expanding share across diversified portfolio through innovations, M&A, and best-in-class service

Focus on Delivering Unparalleled Customer Experience

- Over 150K RV consumer and dealer contacts monthly
- Over 28,000 dealer service personnel have completed training programs with 1M+ technical video views and technical website hits
- Building upon long-term relationships by offering trainings and online resources to further cement Lippert as a trusted partner

Innovation

- Delivering innovative products through leading, nimble manufacturing capabilities
- Continued momentum with $225M run rate from recent new product launches with 2026 RV model year - including ABS, A/C innovation, coil spring suspension, new window designs, and new patented SunDeck
- Developing innovations that enhance the outdoor experience with a focus on safety, durability, and enjoyment

M&A Strategy

- Focusing on strategic acquisitions to expand presence in existing markets

Capture Share of Estimated $13 Billion of Addressable Opportunities in Adjacent and Aftermarket End Markets

- Leveraging the expertise gained as a market leader in the RV space
- Utilizing manufacturing synergies to enhance offerings in the transportation and building products markets
- Capitalizing on opportunities as RVs enter the repair and replacement cycle with our content

Estimated $13B of Addressable Opportunities in Adjacent and Aftermarket Markets (in billions)



$2.4
$1.7
$1.0
$0.6
$7.4
Auto, Marine & RV Aftermarket
Marine
Building Products
Transportation
International

9

Capital Allocation Highlights

Executing on our capital allocation strategy through acquisitions, focus on innovation, debt refinancing, and returning capital to shareholders

Strategic Acquisitions

- Acquired Bigfoot Hydraulic Systems in October 2025 as a tuck-in to our existing leveling product portfolio
  - RV OEM product with applications in utility and equine trailer adjacent OEM markets plus planned aftermarket applications
- Completed three acquisitions earlier in 2025 supporting diversification by bolstering our adjacent industries portfolios:
  - Freedman Seating and Trans Air in the bus market, representing approximately $200 million in combined annual revenues
  - Moss Supply Company in the residential windows market

Returning Capital to Shareholders

- Paid quarterly dividend of $1.15 per share, aggregating $28 million in the third quarter
- Repurchased 634K shares of common stock for $63 million in the third quarter under newly authorized $300 million repurchase program
- $215 million of total capital returned to shareholders through dividends and strategic share buybacks year-to-date through the third quarter

Future Debt Maturities



(in millions)
$490
$–
$3
$96
$4
$4
$4
$464
$4
$373
2025
2026
2027
2028
2029
2030
2031
2032
2026 Convertible Notes
2030 Convertible Notes
Term Loan B

10

11 Q3 2025 Financial Performance Operating Margin 5.9% 7.3% Third Quarter 2024 Third Quarter 2025 (in th ou sa nd s) Consolidated Net Income $35,612 $62,493 Third Quarter 2024 Third Quarter 2025 (in th ou sa nd s) Adjusted EBITDA* $85,160 $105,924 Third Quarter 2024 Third Quarter 2025 * Additional information regarding Adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $915,497 $1,036,477 Third Quarter 2024 Third Quarter 2025 +13% +140 bps +24%+75%

12 Liquidity and Cash Flow As of and for the nine months ended September 30 2025 2024 Cash and Cash Equivalents $200M $161M Remaining Availability under Revolving Credit Facility(1) $595M $383M Capital Expenditures $38M $31M Dividends $86M $80M Share Repurchases $129M $—M Debt / Net Income (TTM) 5.3x 6.3x Net Debt/Adjusted EBITDA (TTM)(2) 1.9x 2.0x Cash from Operating Activities $252M $264M Free Cash Flow(2) $214M $232M 1 Remaining availability under the revolving credit facility is subject to covenant restrictions. 2 Additional information regarding net debt to Adjusted EBITDA and free cash flow, as well as a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, is provided in the Appendix.

13 Outlook RV Industry • Our current full year 2025 North American forecast is 340K - 350K wholesale unit shipments • Continued momentum and product placement with newly launched products in recent model year updates Other Markets • Aftermarket - Continued focus on organic and inorganic growth, expect headwinds in automotive aftermarket to continue • Marine - Expect continued slowness for the balance of 2025 • Transportation, Building Products and Utility Trailer Markets - Expanding market penetration with modest industry headwinds Cost Reductions • On track to deliver an 85bp operating profit margin improvement in 2025 as compared to 2024, primarily through optimizing infrastructure 2025 2026 • Operating profit margin in the range of 7% to 8% • Our current full year 2026 North American forecast is 345K - 360K wholesale unit shipments • Exploring divestiture opportunities in 2026 of approximately $75 million of revenues that are dilutive to the business • Targeting 8 to 10 facility consolidations in 2026 (after 5 in 2025) Projected October 2025 Results • Projected consolidated October 2025 net sales approximately $380 million, up 15% YoY

14 Appendix Reconciliation of Non-GAAP Measures ADJUSTED EBITDA Three months ended September 30, Nine months ended September 30, ADJUSTED EBITDA (TTM) Twelve months ended September 30, ($ in thousands) 2025 2024 2025 2024 ($ in thousands) 2025 2024 Net income $ 62,493 $ 35,612 $ 169,566 $ 133,320 Net income $ 179,113 $ 130,943 Interest expense, net 10,323 6,516 26,003 23,799 Interest expense, net 31,103 33,255 Provision for income taxes 21,533 11,760 59,848 44,984 Provision for income taxes 61,335 40,526 Depreciation and amortization 30,485 31,272 90,350 96,000 Depreciation and amortization 120,043 128,950 EBITDA $ 124,834 $ 85,160 $ 345,767 $ 298,103 EBITDA $ 391,594 $ 333,674 Loss on extinguishment of debt 806 — 8,859 — Loss on extinguishment of debt 8,859 — Gain on sale of real estate (19,716) — (19,716) — Gain on sale of real estate (19,716) — Executive separation costs — — 3,193 — Executive separation costs 3,193 — Adjusted EBITDA $ 105,924 $ 85,160 $ 338,103 $ 298,103 Adjusted EBITDA $ 383,930 $ 333,674 Net sales $ 1,036,477 $ 915,497 $ 3,189,317 $ 2,938,070 Net sales $ 3,992,455 $ 3,775,614 Net income as a % of Net Sales 6.0% 3.9% 5.3% 4.5 % Net income as a % of Net Sales 4.5% 3.5 % Adjusted EBITDA as a % of Net Sales 10.2% 9.3% 10.6% 10.1 % Adjusted EBITDA as a % of Net Sales 9.6% 8.8 % FREE CASH FLOW Nine months ended September 30, NET DEBT/ADJUSTED EBITDA (TTM) September 30, 2025 September 30, 2024 ($ in thousands) 2025 2024 Total debt $ 947,832 $ 822,544 Net cash flows provided by Less cash and cash equivalents 199,721 161,184 operating activities $ 252,104 $ 263,688 Net debt $ 748,111 $ 661,360 Capital expenditures (38,071) (31,390) Free cash flow $ 214,033 $ 232,298 Total Debt/Net Income (TTM) 5.3x 6.3x Net Debt/Adjusted EBITDA (TTM) 1.9x 2.0x Adjusted EBITDA, Adjusted EBITDA as a percentage of net sales, and free cash flow are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. Adjusted EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense, loss on extinguishment of debt, gain on sale of real estate and executive separation costs. Free cash flow is defined as net cash flows provided by operating activities less capital expenditures. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. The net debt to Adjusted EBITDA ratio on a trailing twelve month basis is a non-GAAP performance measure included because the Company believes it is useful to investors in evaluating the Company's leverage. The net debt to Adjusted EBITDA ratio is defined as total debt, less cash and cash equivalents, divided by Adjusted EBITDA. The net debt to Adjusted EBITDA ratio is a non-GAAP measure and should not be considered a substitute for the ratio of total debt to net income determined in accordance with GAAP. The Company's calculation of its net debt to Adjusted EBITDA ratio might not be calculated in the same manner as, and thus might not be comparable to, similarly titled measures used by other companies.

15 Appendix Reconciliation of Non-GAAP Measures (cont.) ADJUSTED NET INCOME Three Months Ended September 30, Nine months ended September 30, ($ in thousands, except per share amounts) 2025 2024 2025 2024 Net income $ 62,493 $ 35,612 $ 169,566 $ 133,320 Loss on extinguishment of debt 806 — 8,859 — Gain on sale of real estate (19,716) — (19,716) — Executive separation costs — — 3,193 — Tax effect of adjustment 4,531 — 1,836 — Adjusted net income $ 48,114 $ 35,612 $ 163,738 $ 133,320 ADJUSTED NET INCOME PER DILUTED SHARE Net income per common share - diluted $ 2.55 $ 1.39 $ 6.78 $ 5.23 Loss on extinguishment of debt 0.03 — 0.35 — Gain on sale of real estate (0.80) — (0.79) — Executive separation costs — — 0.13 — Tax effect of adjustment 0.19 — 0.08 — Adjusted net income per common share - diluted $ 1.97 $ 1.39 $ 6.55 $ 5.23 Weighted average common shares outstanding - diluted 24,466 25,558 25,004 25,477 Adjusted net income and adjusted net income per diluted common share are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. Adjusted net income is defined as net income adjusted for loss on extinguishment of debt, gain on sale of real estate, executive separation costs and the related tax effects. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

16 Appendix Historical Unit Mix as Percentage of LCI RV OEM Chassis Shipments 15.5% 15.8% 15.5% 15.9% 15.4% 18.6% 17.9% 20.5% 19.3% 18.9% 23.0% 24.3% 23.7% 20.5% 18.7% 84.5% 84.2% 84.5% 84.1% 84.6% 81.4% 82.1% 79.5% 80.7% 81.1% 77.0% 75.7% 76.3% 79.5% 81.3% Single Axle Travel Trailer Multi Axle TT and Fifth Wheels 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 —% 20.0% 40.0% 60.0% 80.0% 100.0%

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